     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 28, 1998


                                                                FILE NO. 2-11153
                                                                FILE NO. 811-612
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549
                                 -------------
                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/

                          Pre-Effective Amendment No.                        / /


                        Post-Effective Amendment No. 82                      /X/


                                      and

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      /X/

                                Amendment No. 82                             /X/

                                 --------------
                        THE VALUE LINE INCOME FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                              220 East 42nd Street
                               New York, New York                10017-5891
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)      (ZIP CODE)

       Registrant's Telephone Number, including Area Code: (212) 907-1500
                                 --------------

                               David T. Henigson
                                Value Line, Inc.
                              220 East 42nd Street
                         New York, New York 10017-5891
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                                 --------------

                                    Copy to:
                              Peter D. Lowenstein
                         Two Greenwich Plaza, Suite 100
                              Greenwich, CT 06830
                                 --------------


 It is proposed that this filing will become effective (check appropriate box)



/ /     Immediately upon filing pursuant to paragraph (b)
/ /     60 days after filing pursuant to paragraph (a)(1)
/ /     75 days after filing pursuant to paragraph (a)(2)
/X/     On May 1, 1998 pursuant to paragraph (b)
/ /     On (date) pursuant to paragraph (a)(1)
/ /     On (date) pursuant to paragraph (a)(2) of rule 485



           If appropriate, check the following box:



/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                                 --------------


          Title of Securities Being Registered: Common Stock, $1 par value


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                        THE VALUE LINE INCOME FUND, INC.
                                   FORM N-1A

                             CROSS REFERENCE SHEET
                           (AS REQUIRED BY RULE 495)


N-1A ITEM NO.                                                                        LOCATION
---------------------------------------------------------------  -------------------------------------------------
PART A (PROSPECTUS)
    Item  1.  Cover Page.......................................  Cover Page
    Item  2.  Synopsis.........................................  Omitted
    Item  3.  Condensed Financial Information..................  Summary of Fund Expenses; Financial Highlights
    Item  4.  General Description of Registrant................  Cover Page; Investment Objectives and Policies;
                                                                   Investment Restrictions; Additional Information
    Item  5.  Management of the Fund...........................  Summary of Fund Expenses; Management of the Fund;
                                                                   Additional Information
    Item  6.  Capital Stock and Other Securities...............  Dividends, Distributions and Taxes; Additional
                                                                   Information
    Item  7.  Purchase of Securities Being Offered.............  How to Buy Shares; Calculation of Net Asset
                                                                   Value; Investor Services
    Item  8.  Redemption or Repurchase of Securities...........  How to Redeem Shares
    Item  9.  Pending Legal Proceedings........................  Not Applicable

PART B (STATEMENT OF ADDITIONAL INFORMATION)
    Item 10.  Cover Page.......................................  Cover Page
    Item 11.  Table of Contents................................  Table of Contents
    Item 12.  General Information and History..................  Additional Information (Part A)
    Item 13.  Investment Objectives and Policies...............  Investment Objectives and Policies; Investment
                                                                   Restrictions
    Item 14.  Management of the Fund...........................  Directors and Officers
    Item 15.  Control   Persons   and   Principal   Holders  of
                Securities.....................................  Management of the Fund (Part A); Directors and
                                                                   Officers
    Item 16.  Investment Advisory and Other Services...........  Management of the Fund (Part A); The Adviser
    Item 17.  Brokerage Allocation.............................  Management of the Fund (Part A); Brokerage
                                                                   Arrangements
    Item 18.  Capital Stock and Other Securities...............  Additional Information (Part A)
    Item 19.  Purchase, Redemption  and Pricing  of  Securities
                Being Offered..................................  How to Buy Shares; Calculation of Net Asset Value
                                                                   (Part A); Suspension of Redemptions
    Item 20.  Tax Status.......................................  Taxes
    Item 21.  Underwriters.....................................  Not Applicable
    Item 22.  Calculation of Performance Data..................  Performance Information (Part A); Performance
                                                                   Data
    Item 23.  Financial Statements.............................  Financial Statements


PART C

    Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

THE
VALUE LINE                                                              PROSPECTUS
INCOME FUND, INC.                                                       May 1, 1998


220 East 42nd Street, New York, New York 10017-5891
1-800-223-0818 or 1-800-243-2729


www.valueline.com


              The Value Line Income Fund, Inc. (the "Fund") is a no-load investment company whose primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

              The Fund invests substantially all of its assets in common stocks or securities convertible into common stock. However, there are no limits on the proportions of the Fund's assets which may be invested in common stocks, preferred stocks or bonds. If the Adviser believes that better opportunities for income and appreciation exist in fixed-income securities, the Fund's investment emphasis may be shifted to that type of security.

              The  Fund's investment  adviser is  Value Line, Inc.
              (the "Adviser").

              Shares of the Fund are offered at net asset value. There are no sales charges or redemption fees.


    This Prospectus sets forth concise information about the Fund that a prospective investor ought to know before investing. This Prospectus should be retained for future reference. Additional information about the Fund is contained in a Statement of Additional Information, dated May 1, 1998, which may be obtained at no charge by writing or telephoning the Fund at the address or telephone numbers listed above. The Statement, which is incorporated into this Prospectus by reference, has been filed with the Securities and Exchange Commission and is available along with other related materials on the Commission's Internet Web site at http://www.sec.gov.


                                  DISTRIBUTOR
                          Value Line Securities, Inc.
                              220 East 42nd Street
                            New York, NY 10017-5891

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY OF FUND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES

  Sales Load on Purchases......................................................    None
  Sales Load on Reinvested Dividends...........................................    None
  Deferred Sales Load..........................................................    None
  Redemption Fees..............................................................    None
  Exchange Fee.................................................................    None

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
  Management Fees..............................................................    .69%
  12b-1 Fees...................................................................    None
  Other Expenses...............................................................    .18%
  Total Fund Operating Expenses................................................    .87%



                               EXAMPLE                                   1 YEAR     3 YEARS    5 YEARS   10 YEARS
                                                                        ---------  ---------  ---------  ---------
You  would pay the following expenses on a $1,000 investment, assuming
  (1) 5% annual  return and  (2) redemption at  the end  of each  time
  period:.............................................................     $9         $28        $48       $107



The foregoing is based upon the expenses for the year ended December 31, 1997, and is designed to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. This example should not be considered a representation of past or future expenses, actual expenses in the future may be greater or less than these shown.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)


    The following information on selected per share data and ratios, with respect to each of the five years in the period ended December 31, 1997, and the related financial statements have been audited by Price Waterhouse LLP, independent accountants, whose unqualified report thereon appears in the Fund's Annual Report to Shareholders which is incorporated by reference in the Statement of Additional Information. This information should be read in conjunction with the financial statements and notes thereto which appear in the Fund's Annual Report to Shareholders available from the Fund without charge.



                                                                 Year ended December 31
                           --------------------------------------------------------------------------------------------------
                             1997      1996      1995      1994      1993      1992      1991      1990      1989      1988
                           --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net asset value,
  beginning of year......     $7.37     $7.37     $6.21     $6.77     $7.29     $7.86     $6.39     $6.66     $5.84     $5.57
                           --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
 Income (loss) from
 investment operations:
  Net investment
  income.................       .15       .24       .25       .21       .21       .28       .31       .36       .48       .40
  Net gains or (losses)
  on securities (both
  realized and
  unrealized)............      1.18      1.03      1.36      (.51)      .38      (.15)     1.47      (.24)      .80       .27
                           --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
  Total from investment
  operations.............      1.33      1.27      1.61      (.30)      .59       .13      1.78       .12      1.28       .67
                           --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
 Less distributions:
  Dividends from net
  investment income......      (.15)     (.24)     (.25)     (.21)     (.22)     (.28)     (.31)     (.39)     (.46)     (.40)
  Distributions from net
  realized gains.........      (.54)    (1.03)     (.20)     (.05)     (.89)     (.42)       --        --        --        --
  Distributions in excess
  of realized gains......      (.03)       --        --        --        --        --        --        --        --        --
                           --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
  Total distributions....      (.72)    (1.27)     (.45)     (.26)    (1.11)     (.70)     (.31)     (.39)     (.46)     (.40)
                           --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net asset value, end of
  year...................     $7.98     $7.37     $7.37     $6.21     $6.77     $7.29     $7.86     $6.39     $6.66     $5.84
                           --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                           --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total return.............    18.55%    17.38%    26.24%    -4.36%     8.26%     1.75%    28.50%     2.00%    22.53%    12.19%
                           --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                           --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Ratios/Supplemental Data:
Net assets, end of year
  (in thousands).........  $160,460  $147,193  $144,306  $131,644  $162,335  $163,251  $172,200  $140,990  $148,101  $133,074
Ratio of operating
  expenses to average net
  assets.................      .87%(1)     .93%(1)     .93%     .90%     .88%     .89%     .74%      .77%      .75%      .80%
Ratio of net investment
  income to average net
  assets.................     1.82%     3.08%     3.48%     3.29%     2.82%     3.69%     4.37%     5.59%     7.38%     6.76%
Portfolio turnover
  rate...................       54%       83%       76%       56%      165%       85%       67%       57%      108%       83%
Average commission paid
  per share of common
  stock investments
  purchased/sold.........  $  .0493  $  .0490(2)


-------------
(1) Before offset of custody credits.
(2) Disclosure effective for fiscal years beginning on or after 9/1/95.

INVESTMENT OBJECTIVES AND POLICIES

    The primary investment objective of the Fund is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective. The Fund's investment objective cannot be changed without shareholder approval. There can be no assurance that the Fund will achieve its investment objectives. There are risks in all investments, including any stock investment, and in all mutual funds that invest in stocks.

BASIC INVESTMENT STRATEGY


    The Fund seeks to achieve its investment objectives by investing substantially all of its assets in common stocks or securities convertible into common stock. However, there are no limits on the proportions of the Fund's assets which may be invested in common stocks, preferred stocks or bonds. If the Adviser believes that better opportunities for income and appreciation exist in fixed-income securities, the Fund's investment emphasis may be shifted to that type of security. At December 31, 1997, approximately 70% of the Fund's net assets was invested in common stocks. The Fund may also purchase restricted securities, write covered call options, invest in foreign currency-denominated debt securities of domestic issuers, purchase and sell stock index futures contracts and options theron, and enter into repurchase agreements.



    In selecting securities for purchase or sale, the Adviser relies on the Value Line Timeliness-TM- Ranking System or the Value Line Performance-TM-Ranking System. The Value Line Timeliness Ranking System has evolved after many years of research and has been used in substantially its present form since 1965. It is based upon historical prices and reported earnings, recent earnings and price momentum and the degree to which the last reported earnings deviated from estimated earnings, among other factors. The Timeliness Rankings are published weekly in the Standard Edition of The Value Line Investment Survey for approximately 1,700 stocks. On a scale of 1 (highest) to 5 (lowest), the rankings compare the Adviser's estimate of the probable market performance of each stock during the coming twelve months relative to all 1,700 stocks under review. The rankings are updated weekly to reflect the most recent information.



    The Value Line Performance Ranking System for common stocks was introduced in 1995. It is a variation of the Value Line Small-Capitalization Ranking System, which has been employed in managing pension client assets since 1981, and in managing the Value Line Small-Cap Growth Fund, Inc. since 1993. The
Performance Ranking System evaluates the approximately 1,800 stocks in the Expanded Edition of The Value Line Investment Survey. This stock selection system relies on factors similar to those found in the Value Line Timeliness Ranking System except that it does not rely on earnings estimates. The Performance Ranks use a scale of 1 (highest) to 5 (lowest) to compare the Adviser's estimate of the probable market performance of each Expanded Edition stock during the coming twelve months relative to all 1,800 stocks under review in the Expanded Edition.


    Neither the Value Line Timeliness Ranking System nor the Value Line Performance Ranking System eliminates market risk, but the Adviser believes that they provide objective standards for determining whether the market is undervaluing or overvaluing a particular security. Reliance upon the rankings, whenever feasible, is a fundamental policy of the Fund which may not be changed without shareholder approval. The utilization of these Rankings is no assurance that the Fund will perform more favorably than the market in general over any particular period.

MISCELLANEOUS INVESTMENT PRACTICES

    COVERED CALL OPTIONS. The Fund may write covered call options on stocks held in its portfolio ("covered options") in an attempt to earn additional income on its portfolio or to partially offset an expected decline in the price of a security. When the Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") at any time during the option period. If the option expires unexercised, the Fund will realize income to the extent of the amount received for the option (the "premium"). If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered option, the Fund foregoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. The Fund will not write call options in an aggregate amount greater than 25% of its net assets.

    The Fund will purchase call options only to close out a position. When an option is written on securities in the Fund's portfolio and it appears that the purchaser of that option is likely to exercise the option and purchase the underlying security, it may be considered appropriate to avoid liquidating the Fund's position, or the Fund may wish to extinguish a call option sold by it so as to be free to sell the underlying security. In such instances the Fund may purchase a call option on the same security with the same exercise price and expiration date which had been previously written. Such a purchase would have the effect of closing out the option which the Fund has written. The Fund realizes a gain if the amount paid to purchase the call option is less than the premium received for writing a similar option and a loss if the amount paid to purchase a call option is greater than the premium received for writing a similar option. Generally, the Fund realizes a short-term capital loss if the amount paid to purchase the call option with respect to a stock is greater than the premium received for writing the option. If the underlying security has substantially risen in value, it may be difficult or expensive to purchase the call option for the closing transaction.

    STOCK INDEX FUTURES CONTRACTS AND OPTIONS THEREON. The Fund may trade in stock index futures contracts and in options on such contracts. Such contracts will be entered into on exchanges designated by the Commodity Futures Trading Commission ("CFTC").


    The Fund's futures and options on futures transactions must constitute bona fide hedging or other risk management purposes pursuant to regulations promulgated by the CFTC. In addition, the Fund may not engage in such activities generally if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options would exceed 5% of the market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. In instances involving entering into long futures or options contracts by the Fund, an amount equal to the market value of the futures contract will be deposited in a segregated account with the Fund's custodian of cash and liquid debt securities to collateralize the position and thereby insure that the use of such futures contract is unleveraged. No more than 25% of the Fund's net assets may be deposited in such segregated account.



    There can be no assurance of the Fund's successful use of stock index futures as a hedging device. Hedging transactions involve certain risks. One risk arises because of the imperfect correlation between movements in the price of the stock index futures and movements in the price of the securities which are the subject of the hedge. The risk of imperfect correlation increases as the composition of the Fund's securities portfolio diverges from the securities included in the applicable stock index. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index futures and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with the movement in the stock index due to certain market distortions. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the Adviser still may not result in a successful hedging transaction.

    REPURCHASE AGREEMENTS. The Fund may invest temporary cash balances in repurchase agreements. A repurchase agreement involves a sale of securities to the Fund, with the concurrent agreement of the seller (a member bank of the Federal Reserve System or a securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent for the Fund. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. The Board of Directors monitors the creditworthiness of parties with which the Fund enters into repurchase agreements.

RISK FACTORS

    Investors should be aware of the following:

    - There are risks in all investments, including any stock investment, and in all mutual funds. The Fund's net asset value will fluctuate to reflect the investment performance of the securities held by the Fund.


    - The value a shareholder receives upon redemption may be greater or less than the value of such shares when acquired.



    - The use of investment techniques such as investing in repurchase agreements and trading in stock index futures contracts and in options on such contracts involves costs and greater risk than does an investment in a fund that does not engage in these activities.


INVESTMENT RESTRICTIONS


    The Fund has adopted a number of investment restrictions which may not be changed without shareholder approval. These are set forth in the Statement of Additional Information and provide, among other things, that the Fund may not:


    (a) borrow in excess of 10% of the value of its assets and then only as a temporary measure;

    (b) purchase securities (other than U.S. government securities) if the purchase would cause the Fund, at the time, to have more than 5% of the value of its total assets invested in the securities of any one company or to own more than 10% of the outstanding voting securities of any one company; or

    (c) invest 25% or more of the value of the Fund's assets in securities of issuers in one particular industry.

MANAGEMENT OF THE FUND


    The management and affairs of the Fund are supervised by the Fund's Board of Directors. The Fund's officers conduct and supervise the daily business operations of the Fund. The Fund's investment decisions are made by an investment committee of employees of the Adviser.



    THE ADVISER. The Adviser was organized in 1982 and is the successor to substantially all of the operations of Arnold Bernhard & Co., Inc. ("AB&Co."). The Adviser was formed as part of a reorganization of AB&Co., a sole proprietorship formed in 1931 which became a New York corporation in 1946. AB&Co. currently owns approximately 81% of the outstanding shares of the Adviser's common stock. Jean Bernhard Buttner, Chairman, President and Chief Executive Officer of the Adviser, owns all of the voting stock of AB&Co. Substantially all of the non-voting stock is owned by or for the benefit of members of the Bernhard family. The Adviser currently acts as investment adviser to the other Value Line mutual funds and furnishes investment advisory services to private and institutional accounts with combined assets in excess of $5 billion. Value Line Securities, Inc., the Fund's distributor, is a subsidiary of the Adviser. Another subsidiary of the Adviser publishes The Value Line Investment Survey and other publications. The Adviser manages the Fund's investments, provides various administrative services and supervises the Fund's daily business affairs, subject to the authority of the Board of Directors. The Adviser is paid an advisory fee at an annual rate of 0.70% on the first $100 million of the Fund's average daily net asets during the year and 0.65% of such net assets in excess thereof. For more information about the Fund's management fees and expenses, see the "Summary of Fund Expenses" on page 2.



    BROKERAGE.   The Fund pays  a portion of its  total brokerage commissions to
Value Line Securities, Inc., a subsidiary of the Adviser, which clears transactions for the Fund through unaffiliated broker-dealers.


CALCULATION OF NET ASSET VALUE


    The net asset value of the Fund's shares for purposes of both purchases and redemptions is determined once daily as of the close of regular trading of the New York Stock Exchange (generally 4:00 p.m., New York time) on each day that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received. The New York Stock Exchange is currently closed on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share is determined by dividing the total value of the investments and other assets of the Fund, less any liabilities, by the total outstanding shares. Fixed income securities are valued on the basis of prices provided by an independent pricing service approved by the Directors. Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales price on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Securities for which market quotations are not readily available or which are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors or persons acting at their discretion may determine in good faith. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market.


HOW TO BUY SHARES


    PURCHASE BY CHECK. To buy shares, send a check made payable to "NFDS-Agent" and a completed and signed application form to Value Line Funds, c/o NFDS, P.O. Box 419729, Kansas City, MO 64141-6729. Third party checks will not be accepted for either initial or subsequent investments. For assistance in completing the application and for information on pre-authorized telephone purchases, call Value Line Securities at 1-800-223-0818 during New York business hours. Upon receipt of the completed and signed purchase application and a check, National Financial Data Services, Inc. (NFDS), the Fund's shareholder servicing agent, will buy full and fractional shares (to three decimal places) at the net asset value next computed after the funds are received and will confirm the investment to the investor. Subsequent investments may be made by attaching a check to the confirmation's "next payment" stub, by telephone or by federal funds wire. Investors may also buy shares through broker-dealers other than Value Line Securities. Such broker-dealers may charge investors a reasonable service fee. Neither Value Line Securities nor the Fund receives any part of such fees when charged (and which can be avoided by investing directly). If an order to purchase shares is cancelled due to nonpayment or because the purchaser's check does not clear, the purchaser will be responsible for any loss incurrred by the Fund or Value Line Securities by reason of such cancellation. If the purchaser is a shareholder, Value Line Securities reserves the right to redeem sufficient shares from the shareholder's account to protect the Fund against loss. Minimum orders are $1,000 for an initial purchase and $100 for each subsequent purchase. The Fund may refuse any order for the purchase of shares. The Fund reserves the right to waive the initial and subsequent investment minimums at any time.


    WIRE PURCHASE -- $1,000 MINIMUM. An investor should call 1-800-243-2729 to obtain an account number. After receiving an account number, instruct your commercial bank to wire transfer "federal funds" via the Federal Reserve System as follows:

    State Street Bank and Trust Company, Boston, MA
    ABA #011000028
    Attn: Mutual Fund Division
       DDA #99049868
       Value Line Income Fund, Inc.
       A/C # -------------------------------
    Shareholder's name and account information
    Tax ID # -------------------------------

NOTE:   A  COMPLETED AND  SIGNED  APPLICATION  MUST BE  MAILED  IMMEDIATELY  AND
RECEIVED BY NFDS BEFORE IT CAN HONOR ANY WITHDRAWAL OR EXCHANGE TRANSACTIONS.

    After your account has been opened, you may wire additional investments in the same manner.

    For an initial investment made by federal funds wire purchase, the wire must include a valid social security number or tax identification number. Investors purchasing shares in this manner will then have 30 days after purchase to provide the certification and signed account application. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn on only U.S. banks. Until receipt of the above, any distributions from the account will be subject to 31% withholding.

    SUBSEQUENT TELEPHONE PURCHASES--$250 MINIMUM. Upon completion of the telephone purchase authorization section of the account application, shareholders who own Fund shares with a current value of $500 or more may also purchase additional shares in amounts of $250 or more up to twice the value of their shares by calling 1-800-243-2729 between 9:00 a.m. and 4:00 p.m. New York time. Such orders will be priced at the closing net asset value on the day received and payment will be due within three business days. If payment is not received within the required time or a purchaser's check does not clear, the order is subject to cancellation and the purchaser will be responsible for any loss incurred by the Fund or Value Line Securities. Shares may not be purchased by telephone for a tax-sheltered retirement plan.

DIVIDENDS, DISTRIBUTIONS AND TAXES


    The  Fund distributes net  investment income quarterly  and any net realized capital gains at least annually. Income dividends and capital gains distributions are automatically reinvested in additional shares of the Fund unless the shareholder has requested otherwise.



    The following discussion is intended for general information only. A prospective investor should consult with his or her own tax advisor as to the tax consequences of an investment in the Fund.



    The Fund intends to qualify annually and elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify, the Fund must meet certain income, distribution and diversification requirements. In any year in which the Fund qualifies as a regulated investment company and timely distributes all of its taxable income, the Fund generally will not pay any U.S. federal income or excise tax.



    Dividends paid out of the Fund's investment company taxable income (including dividends, interest and net short-term capital gains) will be taxable to U.S. shareholders as ordinary income. Because a portion of the Fund's income will consist of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund will be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated as capital gain dividends may be taxable to individuals and certain other shareholders at the maximum federal 20% or 28% capital gains rates (depending upon the Fund's holding period for the assets giving rise to the capital gains), regardless of how long the shareholder has held the Fund's shares. Dividends are taxable to shareholders in the same manner whether received in cash or reinvested in additional Fund shares.



    A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December with a record date within such period and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Each year the Fund will notify shareholders of the tax status of dividends and distributions paid or declared with respect to the Fund.



    Upon the sale or other disposition of shares of the Fund, including an exchange of shares in the Fund for shares of another Value Line fund, a shareholder may realize a capital gain or loss for federal income tax purposes. Capital gains may be taxable to individuals and certain other shareholders at the maximum federal 20% or 28% capital gains rate (depending upon the shareholder's holding period for the shares).



    The Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to certain shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability. The Fund reserves the right to close, by redemption, accounts for which the holder fails to provide a valid social security or taxpayer identification number when required to do so.



    Further information relating to U.S. income tax matters is contained in the Statement of Additional Information. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences
arising   under  the  laws  of  any  state,  foreign  country  or  other  taxing jurisdiction.


PERFORMANCE INFORMATION

    The Fund may from time to time include information regarding its total return performance in advertisements or in information furnished to existing or prospective shareholders. When information regarding total return is furnished, it will be based upon changes in the Fund's net asset value and will assume the reinvestment of all capital gains distributions and income dividends. It will take into account nonrecurring charges, if any, which the Fund may incur but will not take into account income taxes due on Fund distributions.


    The table below illustrates the total return performance of the Fund for the periods indicated by showing the value of a hypothetical $1,000 investment made at the beginning of each period. The information contained in the table has been computed by applying the Fund's average annual total return to the hypothetical $1,000 investment. The table assumes reinvestment of all capital gains distributions and income dividends, but does not take into account income taxes due on Fund distributions or dividends. Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any period should not be considered as a representation of what an investment may earn or what an investor's total return may be in any future period.



                                                              AVERAGE
                                                               ANNUAL
                                                            TOTAL RETURN
                                                            ------------
For the year ended December 31, 1997..............  $1,185     18.55%
For the five years ended December 31, 1997........  $1,819     12.71%
For the ten years ended December 31, 1997.........  $3,334     12.80%


    Comparative performance information may be used from time to time in advertising the Fund's shares, including data from Lipper Analytical Services, Inc. and other industry or financial publications. The Fund may compare its performance to that of other mutual funds with similar investment objectives and to stock or other relevant indices. From time to time, articles about the Fund regarding its performance or ranking may appear in national publications such as Kiplinger's Personal Finance, Money Magazine, Financial World, Morningstar, Personal Investors, Forbes,

Fortune, Business Week, Wall Street Journal, Investor's Business Daily, Donoghue, and Barron's. Some of these publications may publish their own rankings or performance reviews of mutual funds, including the Fund. Reference to or reprints of such articles may be used in the Fund's promotional literature.


HOW TO REDEEM SHARES

    Shares of the Fund may be redeemed at any time at their current net asset value next determined after NFDS receives a request in proper form. ALL REQUESTS FOR REDEMPTION SHOULD BE SENT TO NFDS, P.O. BOX 419729, KANSAS CITY, MO 64141-6729. The value of shares of the Fund on redemption may be more or less than the shareholder's cost, depending upon the market value of the Fund's assets at the time. A shareholder holding certificates for shares must surrender the certificates properly endorsed with signature guaranteed. A signature guarantee may be executed by any "eligible" guarantor. Eligible guarantors include domestic banks, savings associations, credit unions, member firms of a national securities exchange, and participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. You should verify with the institution that they are an acceptable (eligible) guarantor prior to signing. A guarantee from a Notary Public is not an acceptable source. The signature on any request for redemption of shares not represented by certificates, or on any stock power in lieu thereof, must be similarly guaranteed. In each case the signature or signatures must correspond to the names in which the account is registered. Additional documentation may be required when shares are registered in the name of a corporation, agent or fiduciary. For further information, you should contact NFDS.


    The Fund does not impose a redemption charge but shares redeemed through brokers or dealers may be subject to a service charge by such firms. A check for the redemption proceeds will be mailed within seven days following receipt of all required documents. However, payment may be postponed under unusual circumstances such as when normal trading is not taking place on the New York Stock Exchange. In addition, shares purchased by check may not be redeemed until the check has cleared which may take up to 15 calendar days from the purchase date.


    If the Board of Directors determines that it is in the best interests of the Fund, the Fund may redeem, upon prior written notice, at net asset value all shareholder accounts which due to redemptions fall below $500 in net asset value. In such event, an investor will have 30 days to increase the shares in his account to the minimum level.

    The Fund will ordinarily pay in cash all redemptions by any shareholder of record. However, the Fund has reserved the right under the Investment Company Act of 1940 to make payment in whole or in part in securities of the Fund, if the Directors determine that such action is in the best interests of the other shareholders. Under such circumstances, the Fund will, nevertheless, pay to each shareholder of record in cash all redemptions by such shareholder, during any 90-day period, up to the lesser of $250,000 or 1% of the Fund's net assets. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities may incur brokerage costs on their sales.

INVESTOR SERVICES

    VALU-MATIC-REGISTERED TRADEMARK-. The Fund offers a free service to its shareholders, Valu-Matic-Registered Trademark-, through which monthly investments of $25 or more may be made automatically into the shareholder's Fund account. The shareholder authorizes the Fund to debit the shareholder's bank account monthly for the purchase of Fund shares on or about the 3rd or 18th of each month. Further information regarding this service can be obtained from Value Line Securities by calling 1-800-223-0818.

    EXCHANGE OF SHARES. Shares of the Fund may be exchanged for shares of the other Value Line funds in any identically registered account on the basis of the respective net asset values next computed after receipt of the exchange order. No telephone exchanges can be made for less than $1,000. In the event shares of the Fund are being exchanged for shares of The Value Line Cash Fund, Inc. or The Value Line Tax Exempt Fund--Money Market Portfolio and the shares (including shares in accounts under the control of one investment advisor) have a value in excess of $500,000, then, at the discretion of the Adviser, the shares to be purchased will be purchased at the closing price on the third business day following the redemption of the shares being exchanged to allow the Fund to utilize normal securities settlement procedures in transferring the proceeds of the redemption.

    The exchange privilege may be exercised only if the shares to be acquired may be sold in the investor's State. Prospectuses for the other funds may be obtained from Value Line Securities by calling 1-800-223-0818. Each such exchange involves a redemption and a purchase for tax purposes. Broker-dealers are not prohibited from charging a commission for handling the exchange of Fund shares. To avoid paying such a commission, send the request in proper form to NFDS. The Fund reserves the right to terminate the exchange privilege of any account making more than eight exchanges a year. (An exchange out of The Value Line Cash Fund, Inc., or The Value Line Tax Exempt Fund--Money Market Portfolio is not counted for this purpose.) The exchange privilege may be modified or terminated at any time, and any of the Value Line funds may discontinue offering its shares generally or in any particular State without prior notice. To make an exchange, call 1-800-243-2729. Although it has not been a problem in the past, shareholders should be aware that a telephone exchange may be difficult during periods of major economic or market changes.

    SYSTEMATIC CASH WITHDRAWAL PLAN. A shareholder who has invested a minimum of $5,000 in the Fund, or whose shares have attained that value, may request a transfer of his shares to a Value Line Systematic Cash Withdrawal Account which NFDS will maintain in his name on the Fund's books. Under the Systematic Cash Withdrawal Plan (the "Plan") the shareholder will request that NFDS, acting as his agent, redeem monthly or quarterly a sufficient number of shares to provide for payment to him, or someone he designates, of any specified dollar amount (minimum $25). All certificated shares must be placed on deposit under the Plan and dividends and capital gains distributions, if any, are automatically reinvested at net asset value. The Plan will automatically terminate when all shares in the account have been redeemed. The shareholder may at any time terminate the Plan, change the amount of the regular payment, or request liquidation of the balance of his account on written notice to NFDS. The Fund may terminate the Plan at any time on written notice to the shareholder.


    QUALIFIED RETIREMENT PLANS. Shares of the Fund may be purchased for various types of retirement plans. For more complete information, contact Value Line Securities at 1-800-223-0818 during New York business hours.

ADDITIONAL INFORMATION

    The Fund is an open-end, diversified management investment company incorporated in Delaware in 1952 and reincorporated in Maryland in 1972. The Fund has 50,000,000 authorized shares of common stock, $1 par value. Each share has one vote with fractional shares voting proportionately. Shares have no preemptive rights, are freely transferable, are entitled to dividends as declared by the Directors, and, if the Fund were liquidated, would receive the net assets of the Fund.


    INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the cover page of this Prospectus. Inquiries from shareholders regarding their accounts and account balances should be directed to National Financial Data Services, Inc., servicing agent for State Street Bank and Trust Company, the Fund's transfer agent, at 1-800-243-2729. Shareholders should note that they may be required to pay a fee for special requests such as historical transcripts of an account. Our Info-Line (1-800-243-2739) provides the latest account information 24 hours a day, every day, and is available to shareholders with pushbutton phones. The Fund's Annual Report contains a discussion of the Fund's performance, which will be made available upon request and without charge.


    SHAREHOLDER MEETINGS. The Fund does not intend to hold routine annual meetings of shareholders. However, special meetings of shareholders will be held as required by law, for purposes such as changing fundamental policies or approving an advisory agreement.


    YEAR 2000 Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.



    The Year 2000 Problem is expected to impact corporations, which may include issuers of portfolio securities held by the Fund, to varying degrees based upon various factors, including, but not limited to, the corporation's industry sector and degree of technological sophistication. The Fund is unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the portfolio securities held by the Fund.

                         THE VALUE LINE FAMILY OF FUNDS
-------------------------------------------

1950--THE VALUE LINE FUND seeks long-term growth of capital along with modest current income by investing substantially all of its assets in common stocks or securities convertible into common stock.
1952--THE VALUE LINE INCOME FUND'S primary investment objective is income, as high and dependable as is consistent with reasonable growth. Capital growth to increase total return is a secondary objective.
1956--THE VALUE LINE SPECIAL SITUATIONS FUND seeks to obtain long-term growth of capital by investing not less than 80% of its assets in "special situations". No consideration is given to achieving current income.
1972--VALUE LINE LEVERAGED GROWTH INVESTORS' sole investment objective is to realize capital growth by investing substantially all of its assets in common stocks. The Fund may borrow up to 50% of its net assets to increase its purchasing power.
1979--THE VALUE LINE CASH FUND, a money market fund, seeks high current income consistent with preservation of capital and liquidity.
1981--VALUE LINE U.S. GOVERNMENT SECURITIES FUND seeks maximum income without undue risk to principal. Under normal conditions, at least 80% of the value to its net assets will be invested in issues of the U.S. Government and its agencies and instrumentalities.
1983--VALUE LINE CENTURION FUND* seeks long-term growth of capital as its sole objective by investing primarily in stocks ranked 1 or 2 by Value Line for year-ahead relative performance.
1984--THE VALUE LINE TAX EXEMPT FUND seeks to provide investors with maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: a Money Market Portfolio and a High-Yield Portfolio.
1985--VALUE LINE CONVERTIBLE FUND seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.
1986--VALUE LINE AGGRESSIVE INCOME TRUST seeks to maximize current income by investing in high-yielding, lower-rated, fixed-income corporate securities. 1987--VALUE LINE NEW YORK TAX EXEMPT TRUST seeks to provide New York taxpayers with maximum income exempt from New York State, New York City and federal individual income taxes while avoiding undue risk to principal.

1987--VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST* invests in stocks, bonds and cash equivalents according to computer trend models developed by Value Line. The objective is to professionally manage the optimal allocation of these investments at all times.

1993--VALUE LINE SMALL-CAP GROWTH FUND invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993--VALUE LINE ASSET ALLOCATION FUND seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

1995--VALUE LINE U.S. MULTINATIONAL COMPANY FUND'S investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.

------------
*ONLY AVAILABLE  THROUGH  THE PURCHASE  OF  GUARDIAN INVESTOR,  A  TAX  DEFERRED
 VARIABLE ANNUITY, OR VALUEPLUS, A VARIABLE LIFE INSURANCE POLICY.

FOR MORE COMPLETE INFORMATION ABOUT ANY OF THE VALUE LINE FUNDS, INCLUDING CHARGES AND EXPENSES, SEND FOR A PROSPECTUS FROM VALUE LINE SECURITIES, INC., 220 EAST 42ND STREET, NEW YORK, NEW YORK 10017-5891 OR CALL 1-800-223-0818, 24
HOURS A DAY, 7 DAYS A WEEK. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

INVESTMENT ADVISER
Value Line, Inc.
220 East 42nd Street
New York, NY 10017-5891

DISTRIBUTOR
Value Line Securities, Inc.
220 East 42nd Street
New York, NY 10017-5891

SHAREHOLDER SERVICING AGENT
State Street Bank and Trust Company
c/o NFDS
P.O. Box 419729
Kansas City, MO 64141-6729

CUSTODIAN & TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Peter D. Lowenstein, Esq.
Two Greenwich Plaza, Suite 100
Greenwich, CT 06830

                               TABLE OF CONTENTS


                                                    PAGE
                                                    -----
Summary of Fund Expenses.......................           2
Financial Highlights...........................           3
Investment Objectives and Policies.............           4
Risk Factors...................................           6
Investment Restrictions........................           6
Management of the Fund.........................           7
Calculation of Net Asset Value.................           7
How to Buy Shares..............................           8
Dividends, Distributions and Taxes.............           9
Performance Information........................          10
How to Redeem Shares...........................          11
Investor Services..............................          11
Additional Information.........................          13
The Value Line Family of Funds.................          14


-------------------------------------------
                                   PROSPECTUS
------------------


                                  MAY 1, 1998


                                 The Value Line
                                     Income
                                   Fund, Inc.

                                 (800) 223-0818

                                     [LOGO]

                        THE VALUE LINE INCOME FUND, INC.


              220 East 42nd Street, New York, New York 10017-5891
                        1-800-223-0818 or 1-800-243-2729
                               www.valueline.com


--------------------------------------------------------------------------------


                      STATEMENT OF ADDITIONAL INFORMATION
                                  MAY 1, 1998

--------------------------------------------------------------------------------


    This Statement of Additional Information is not a prospectus and must be read in conjunction with the Prospectus of The Value Line Income Fund, Inc. (the "Fund") dated May 1, 1998, a copy of which may be obtained without charge by writing or telephoning the Fund.


                                 --------------

                               TABLE OF CONTENTS


                                                                                              PAGE
                                                                                            ---------
Investment Objectives and Policies........................................................  B-1
Other Investment Strategies...............................................................  B-2
Investment Restrictions...................................................................  B-4
Directors and Officers....................................................................  B-6
The Adviser...............................................................................  B-7
Brokerage Arrangements....................................................................  B-8
How to Buy Shares.........................................................................  B-9
Suspension of Redemptions.................................................................  B-10
Taxes.....................................................................................  B-10
Performance Data..........................................................................  B-13
Additional Information....................................................................  B-13
Financial Statements......................................................................  B-13


                       INVESTMENT OBJECTIVES AND POLICIES
    (SEE ALSO "INVESTMENT OBJECTIVES AND POLICIES" IN THE FUND'S PROSPECTUS)

    The Fund may invest in foreign currency-denominated debt securities of domestic issuers. These securities may be affected by changes in currency rates and exchange control regulations.

    The Fund will not concentrate its investments in any particular industry but reserves the right to invest up to 25% of its total assets (taken at market value) in any one industry. The Fund does not invest for the purposes of management or control of companies whose securities the Fund owns. It is the policy of the Fund to purchase and hold securities which are believed to have potential for long-term capital appreciation. The Fund generally does not attempt to realize short-term trading profits.

    The policies set forth in the Fund's Prospectus and in this Statement of Additional Information and the policies set forth below under "Investment Restrictions" are, unless otherwise indicated, fundamental policies of the Fund and may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. As used in this Statement of Additional Information and in the Prospectus, a "majority of the outstanding voting securities of the Fund" means the lesser of (1) the holders of more than 50% of the outstanding shares of capital stock of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

                          OTHER INVESTMENT STRATEGIES
    (SEE ALSO "INVESTMENT OBJECTIVES AND POLICIES" IN THE FUND'S PROSPECTUS)


    The Fund may trade in stock index futures contracts and in options on such contracts. Such contracts will be entered into on exchanges designated by the Commodity Futures Trading Commission ("CFTC"). These transactions may be entered into for bona fide hedging and other permissible risk management purposes, including protecting against anticipated changes in the value of portfolio securities the Fund owns or intends to purchase.


    For example, should the Fund anticipate a decrease in the value of its portfolio securities, it could enter into futures contracts to sell stock indexes thereby partially hedging its portfolio against the anticipated losses. Losses in the portfolio, if realized, should be partially offset by gains on the futures contracts. Conversely, if the Fund anticipated purchasing additional portfolio securities in a rising market, it could enter into futures contracts to purchase stock indexes thereby locking in a price. The implementation of these strategies by the Fund should be less expensive and more efficient than buying and selling the individual securities at inopportune times.

    A stock index futures obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the contract is entered into. There can be no assurance of the Fund's successful use of stock index futures as a hedging device.

    The contractual obligation is satisfied by either a cash settlement or by entering into an opposite and offsetting transaction on the same exchange prior to the delivery date. Entering into a futures contract to deliver the index underlying the contract is referred to as entering into a short futures contract. Entering into a futures contract to take delivery of the index is referred to as entering into a long futures contract. An offsetting transaction for a short futures contract is effected by the Fund entering into a long futures contract for the same date, time and place. If the price of the short contract exceeds the price in the offsetting long, the Fund is immediately paid the difference and thus realizes a gain. If the price of the long transaction exceeds the short price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a long futures contract is effected by the Fund entering into a short futures contract. If the offsetting short price exceeds the long price, the Fund realizes a gain, and if the offsetting short price is less than the long price, the Fund realizes a loss.

    No consideration will be paid or received by the Fund upon entering into a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount. This amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market."

    The Fund may also purchase put and call options on stock index futures contracts on commodity exchanges or write covered options on such contracts. A call option gives the purchaser the right to buy, and the writer the obligation to sell, while a put option gives the purchaser the right to sell and the writer the obligation to buy. Unlike a stock index futures contract, which requires the parties to buy and sell the stock index on a set date, an option on a stock index futures contract entitles its holder to decide on or before a future date whether to enter into such a futures contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the value of the option is fixed at the point of sale, the purchase of an option does not require daily payments of cash in the nature of "variation" or "maintenance" margin payments to reflect the change in the value of the underlying contract. The value of the option purchased by the Fund does change and is reflected in the net asset value of the Fund. The writer of an option, however, must make margin payments on the underlying futures contract. Exchanges provide trading mechanisms so that an option once purchased can later be sold and an option once written can later be liquidated by an offsetting purchase.

    Successful use of stock index futures by the Fund also is subject to the Adviser's ability to predict correctly movements in the direction of the market. If the Adviser's judgment about the several directions of the market is wrong, the Fund's overall performance may be worse than if no such contracts had been entered into. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, the Fund will lose part or all of the benefit of the increased value of its stock which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so. When stock index futures are purchased to hedge against a possible increase in the price of stocks before the Fund is able to invest its cash (or cash equivalents) in stocks in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in stocks at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

    Use of options on stock index futures entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase these options unless its investment adviser is satisfied with the development, depth and liquidity of the market and the investment adviser believes the options can be closed out.

    Options and futures contracts entered into by the Fund will be subject to special tax rules. These rules may accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of Fund distributions. However, the Fund anticipates that these investment activities will not prevent the Fund from qualifying as a regulated investment company.

    RESTRICTED SECURITIES. On occasion, the Fund may purchase securities which would have to be registered under the Securities Act of 1933 if they were to be publicly distributed. However, it will not do so if the value of such securities and other securities which are not readily marketable (including repurchase agreements maturing in more than seven days) would exceed 10% of the market value of its total assets. It is management's policy to permit the occasional acquisition of such restricted securities only if (except in the case of short-term, non-convertible debt securities) there is an agreement by the issuer to register such securities, ordinarily at the issuer's expense, when requested to do so by the Fund. Management believes that acquiring limited amounts of restricted securities helps attain the Fund's secondary objective of capital growth without unduly restricting its liquidity or freedom in the management of its portfolio. However, because restricted securities may only be sold privately or in an offering registered under the Securities Act of 1933, or pursuant to an exemption from such registration, substantial time may be required to sell such securities, and there is greater than usual risk of price decline prior to sale.

    In addition, the Fund may purchase certain restricted securities ("Rule 144A securities") for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act of 1933. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers.

    The Adviser, under the supervision of the Board of Directors, will consider whether securities purchased under Rule 144A are liquid or illiquid for purposes of the Fund's limitation on investment in securities which are not readily marketable or are illiquid. Among the factors to be considered are the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market and the nature of the security and the time needed to dispose of it.

    To the extent that the liquid Rule 144A securities that the Fund holds become illiquid, due to lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund's assets invested in illiquid assets would increase. The Adviser, under the supervision of the Board of Directors, will monitor the Fund's investments in Rule 144A securities and will consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

                            INVESTMENT RESTRICTIONS

    The Fund may not:

        (1) Engage in arbitrage transactions, short sales, purchases on margin or participate on a joint or joint and several basis in any trading account in securities, except that these prohibitions will not apply to futures contracts or options on futures contracts entered into by the Fund for permissible purposes or to margin payments made in connection with such contracts.

        (2) Purchase or sell any put or call options or any combination thereof, except that the Fund may sell covered call option contracts on securities owned by the Fund. The Fund may also purchase call options for the purpose of terminating its outstanding obligations with respect to securities upon which covered call option contracts have been written (i.e., "closing purchase transaction"). The Fund may also purchase and sell put and call options on stock index futures contracts.

        (3) Borrow money in excess of 10% of the value of its assets and then only as a temporary measure to meet unusually heavy redemption requests or for other extraordinary or emergency purposes. Securities will not be purchased while borrowings are outstanding. No assets of the Fund may be pledged, mortgaged or otherwise encumbered, transferred or assigned to secure a debt except in connection with the Fund's entering into stock index futures contracts.

        (4) Engage in the underwriting of securities, except to the extent that the Fund may be deemed an underwriter as to restricted securities under the Securities Act of 1933 in selling portfolio securities.

        (5) Invest in real estate, mortgages or illiquid securities of real estate investment trusts although the Fund may purchase securities of issuers which engage in real estate operations.

        (6) Invest in commodities or commodity contracts except that the Fund may invest in stock index futures contracts and options in stock index futures contracts.

        (7) Lend money except in connection with the purchase of debt obligations or by investment in repurchase agreements, provided that repurchase agreements maturing in more than seven days when taken together with other illiquid investments do not exceed 10% of the Fund's assets.

        (8) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any other class of securities, of any one issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

        (9) Purchase securities of other investment companies.

        (10) Invest 25% or more of its assets in securities of issuers in any one industry.

        (11) Invest more than 5% of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. The restriction does not apply to any obligation issued or guaranteed by the U.S. government, its agencies or instrumentalities.

        (12) Purchase or retain the securities of any issuer if, to the knowledge of the Fund, those officers and directors of the Fund and Value Line, Inc. (the "Adviser"), who each owns more than 0.5% of the outstanding securities of such issuer, together own more than 5% of such securities.

        (13) Invest more than 2% of the value of its total assets in warrants (valued at the lower of cost or market), except that warrants attached to other securities are not subject to these limitations.

        (14) Issue senior securities except evidences of indebtedness permitted by restriction No. 3 above.

        (15) Purchase securities for the purpose of exercising control over another company.

    In addition, management of the Fund has adopted a policy that it will not recommend that the Fund purchase interests in oil, gas or other mineral type development programs or leases, although the Fund may invest in the securities of companies which operate, invest in or sponsor such programs.

    If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of the restriction. For purposes of industry classifications, the Fund follows the industry classifications in The Value Line Investment Survey.

                             DIRECTORS AND OFFICERS


NAME, ADDRESS AND AGE               POSITION WITH FUND            PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
---------------------------------  ---------------------  ---------------------------------------------------------
*Jean Bernhard Buttner             Chairman of the Board  Chairman,  President and  Chief Executive  Officer of the
 Age 63                            of Directors           Adviser and  Value  Line Publishing,  Inc.  Chairman  and
                                   and President          President of the Value Line Funds and the Distributor.
John W. Chandler                   Director               Consultant,  Academic Search  Consultation Service, Inc.;
2801 New Mexico Ave, N.W.                                 Trustee  Emeritus  and   Chairman  (1993-1994)  of   Duke
Washington, DC 20007                                      University; President Emeritus, Williams College.
Age 74
*Leo R. Futia                      Director               Retired  Chairman  and  Chief  Executive  Officer  of The
 201 Park Avenue South                                    Guardian Life Insurance Company  of America and  Director
 New York, NY 10003                                       since  1970. Director (Trustee) of The Guardian Insurance
 Age 78                                                   &  Annuity  Company,  Inc.,  Guardian  Investor  Services
                                                          Corporation, and the Guardian-sponsored mutual funds.
David H. Porter                    Director               President  of  Skidmore College;  Director  of Adirondack
813 North Broadway                                        Trust Company.
Saratoga Springs, NY 12866
Age 62
Paul Craig Roberts                 Director               Chairman, Institute for  Political Economy; Director,  A.
505 South Fairfax Street                                  Schulman Inc. (plastics).
Alexandria, VA 22320
Age 59
Nancy-Beth Sheerr                  Director               Chairman, Radcliffe College Board of Trustees.
1409 Beaumont Drive
Gladwyne, PA 19035
Age 49
Nancy Bendig                       Vice President         Portfolio Manager with the Adviser.
Age 42
Stephen Grant                      Vice President         Portfolio Manager with the Adviser.
Age 44
David T. Henigson                  Vice President,        Vice  President, Director  and Compliance  Officer of the
Age 40                             Secretary and          Adviser. Director and Vice President of the Distributor.
                                   Treasurer


------------------------
*"Interested" director as defined in the Investment Company Act of 1940 (the "1940 Act").
Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY.

    Directors and certain officers of the Fund are also directors and officers of other investment companies for which the Adviser acts as investment adviser. The following table sets forth information regarding compensation of Directors by the Fund and by the Fund and the eleven other Value Line Funds of which each of the Directors is a director or trustee for the fiscal year ended December 31, 1997. Directors who are officers or employees of the Adviser do not receive any compensation from the Fund or any of the Value Line funds.



                               COMPENSATION TABLE
                      FISCAL YEAR ENDED DECEMBER 31, 1997



                                                                                                                TOTAL
                                                                                                             COMPENSATION
                                                      AGGREGATE     PENSION OR RETIREMENT     ESTIMATED     FROM FUND AND
                                                    COMPENSATION     BENEFITS ACCRUED AS   ANNUAL BENEFITS   FUND COMPLEX
NAME OF PERSON                                        FROM FUND     PART OF FUND EXPENSES  UPON RETIREMENT    (12 FUNDS)
-------------------------------------------------  ---------------  ---------------------  ---------------  --------------
Jean B. Buttner                                       $     -0-                 N/A                 N/A       $      -0-
John W. Chandler                                          2,968                 N/A                 N/A           35,620
Leo R. Futia                                              2,718                 N/A                 N/A           32,620
David H. Porter                                             553                 N/A                 N/A            6,633
Paul Craig Roberts                                        2,968                 N/A                 N/A           35,620
Nancy Beth Sheerr                                         2,968                 N/A                 N/A           35,620



    As of December 31, 1997, no person owned of record or, to the knowledge of the Fund, owned beneficially, 5% or more of the outstanding stock of the Fund. The Adviser and its affiliates and the officers and directors of the Fund as a group owned 210,656 shares or 1% of the outstanding shares of the Fund.


                                  THE ADVISER
          (SEE ALSO "MANAGEMENT OF THE FUND" IN THE FUND'S PROSPECTUS)


    The investment advisory agreement between the Fund and the Adviser, dated February 25, 1992, provides for an advisory fee at an annual rate of 0.70% on the first $100 million of the Fund's average daily net assets during the year and 0.65% of such net assets in excess thereof. During 1995, 1996 and 1997, the Fund paid or accrued to the Adviser advisory fees of $935,000, $1,018,000 and $1,070,000, respectively. In determining the advisory fee, the net amount of any tender fees received by Value Line Securities, Inc. from acting as tendering broker with respect to any portfolio securities of the Fund will be subtracted from the advisory fee.


    The investment advisory agreement provides that the Adviser shall render investment advisory and other services to the Fund including, at its expense, all administrative services, office space and the services of all officers and employees of the Fund. The Fund pays all other expenses not assumed by the Adviser including taxes, interest, brokerage commissions, insurance premiums, fees and expenses of the custodian and shareholder servicing agent, legal and accounting fees, fees and expenses in connection with qualification under federal and state securities laws and costs of shareholder reports and proxy materials. The Fund has agreed that it will use the words "Value Line" in its name only so long as Value Line, Inc. serves as investment adviser to the Fund.


    The Adviser acts as investment adviser to 14 other investment companies constituting The Value Line Family of Funds and furnishes investment advisory services to private and institutional accounts with combined assets in excess of $5 billion.

    Certain of the Adviser's clients may have investment objectives similar to the Fund and certain investments may be appropriate for the Fund and for other clients advised by the Adviser. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients. In addition, a particular security may be bought for one or more clients when one or more other clients are selling such security, or purchases or sales of the same security may be made for two or more clients at the same time. In such event, such transactions, to the extent practicable, will be averaged as to price and allocated as to amount in proportion to the amount of each order. In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased or sold by the Fund. In other cases, however, it is believed that the ability of the Fund to participate, to the extent permitted by law, in volume transactions will produce better results for the Fund.

    The Fund does not purchase or sell a security based solely on information contained in the Value Line Investment Survey or in one of the other Value Line services prior to the publication date of the service when the information therein is available to the subscribers of the service. The Adviser and/or its affiliates, officers, directors and employees may from time to time own securities which are also held in the portfolio of the Fund. The Adviser has imposed rules upon itself and such persons requiring monthly reports of security transactions for their respective accounts and restricting trading in various types of securities in order to avoid possible conflicts of interest. The Adviser may from time to time, directly or through affiliates, enter into agreements to furnish for compensation special research or financial services to companies, including services in connection with acquisitions, mergers or financings. In the event that such agreements are in effect with respect to issuers of securities held in the portfolio of the Fund, specific reference to such agreements will be made in the "Schedule of Investments" in shareholder reports of the Fund. As of the date of this Statement of Additional Information, no such agreements exist.

                             BROKERAGE ARRANGEMENTS
          (SEE ALSO "MANAGEMENT OF THE FUND" IN THE FUND'S PROSPECTUS)


    Orders for the purchase and sale of portfolio securities are placed with brokers and dealers who, in the judgment of the Adviser, are able to execute them as expeditiously as possible and at the best obtainable price. Purchases and sales of securities which are not listed or traded on a securities exchange will ordinarily be executed with primary market makers acting as principal, except when it is determined that better prices and executions may otherwise be obtained. The Adviser is also authorized to place purchase or sale orders with brokers or dealers who may charge a commission in excess of that charged by other brokers or dealers if the amount of the commission charged is reasonable in relation to the value of the brokerage and research services provided. Such allocation will be in such amounts and in such proportions as the Adviser may determine. Orders may also be placed with brokers or dealers who sell shares of the Fund or other funds for which the Adviser acts as investment adviser, but this fact, or the volume of such sales, is not a consideration in their selection. During 1995, 1996 and 1997, the Fund paid brokerage commissions of $159,962, $194,135 and $125,981, respectively, of which $117,867 (74%), $109,214
(56%), and $75,226 (60%) respectively, was paid to Value Line Securities, Inc., the Fund's distributor and a subsidiary of the Adviser. Value Line Securities, Inc. clears transactions for the Fund through unaffiliated broker-dealers.


    The Board of Directors has adopted procedures incorporating the standards of Rule 17e-1 under the 1940 Act which requires that the commissions paid to Value Line Securities or any other "affiliated person" be "responsible and fair" compared to the commissions paid to other brokers in connection with comparable transactions. The procedures require that the Adviser furnish reports to the Directors with respect to the payment of commissions to affiliated brokers and maintain records with respect thereto. During 1997, $108,276 (86%) of the Fund's brokerage commissions were paid to brokers or dealers solely for their services in obtaining best prices and executions; the balance, or $17,705 (14%), went to brokers or dealers who provided information or services to the Adviser and, therefore, indirectly to the Fund and to shareholders of the Value Line funds. The information and services furnished to the Adviser include the furnishing of research reports and statistical compilations and computations and providing of current quotations for securities. These services and information were furnished to the Adviser at no cost to it; no such services or information were furnished directly to the Fund, but certain of these services might have relieved the Fund of expenses which it would otherwise have had to pay. Such information and services are considered by the Adviser, and brokerage commissions are allocated in accordance with its assessment of such information and services, but only in a manner consistent with the placing of purchase and sale orders with brokers and/or dealers, which, in the judgment of the Adviser, are able to execute such orders as expeditiously as possible and at the best obtainable price. The Fund is advised that the receipt of such information and services has not reduced in any determinable amount the overall expenses of the Adviser.


    PORTFOLIO TURNOVER. The Fund's annual portfolio turnover rate may exceed 100%. A rate of portfolio turnover of 100% would occur if all of the Fund's portfolio were replaced in a period of one year. To the extent that the Fund engages in short-term trading in attempting to achieve its objective, it may increase portfolio turnover and incur higher brokerage commissions and other expenses than might otherwise be the case. The Fund's portfolio turnover rate for recent fiscal years is shown under "Financial Highlights" in the Fund's Prospectus.

                               HOW TO BUY SHARES
      (SEE ALSO "CALCULATION OF NET ASSET VALUE", "HOW TO BUY SHARES" AND
                 "INVESTOR SERVICES" IN THE FUND'S PROSPECTUS)

    Minimum orders are $1,000 for an initial purchase and $100 for each subsequent purchase. The Fund reserves the right to reduce or waive the minimum purchase requirements in certain cases such as pursuant to payroll deduction plans, etc., where subsequent and continuing purchases are contemplated.


    The Fund has entered into a distribution agreement with Value Line Securities, Inc. (the "Distributor") pursuant to which the Distributor acts as principal underwriter and distributor of the Fund for the sale and distribution of its shares. For its services under the agreement, the Distributor receives no compensation. The Distributor also serves as distributor to the other Value Line funds.



    The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders and such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its authorized designee accepts the order, in which event customer orders will be priced at the Fund's net asset value next computed after they are accepted by the authorized broker or the broker's authorized designee.


    AUTOMATIC PURCHASES: The Fund offers a free service to its shareholders, Valu-Matic, through which monthly investments of $25 or more may be made automatically into the shareholder's account. The required form to enroll in this program is available upon request from the Distributor.

    RETIREMENT PLANS: Shares of the Fund may be purchased as the investment medium for various retirement plans. Upon request, the Distributor will provide information regarding eligibility and permissible contributions. Because a retirement plan is designed to provide benefits in future years, it is important that the investment objectives of the Fund be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences. For more complete information, contact the Distributor at 1-800-223-0818 during New York business hours.


                           SUSPENSION OF REDEMPTIONS


    The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period by the Fund's Board of Directors under the following conditions authorized by the 1940 Act: (1) For any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; (2) For any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Fund to determine the fair value of its net assets; and (3) for such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund's shareholders.



                                     TAXES
      (SEE "DIVIDENDS, DISTRIBUTIONS AND TAXES" IN THE FUND'S PROSPECTUS)



    Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.



    FUND STATUS. The Fund intends to qualify and elect to be treated each year as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund generally must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments from certain securities loans, and gains from the sale of stock, securities or foreign currencies or other income (such as gains from options, futures or forward contracts) from investing in stock, securities or currencies; and (ii) hold as of the close of each quarter, at least 50% of its assets in certain investment assets, such as cash, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities limited as to any issuer to not more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and hold not more than 25% of the value of the Fund's assets in the securities of any issuer (other than U.S. Government securities or securities of other regulated investment companies).



    FUND DISTRIBUTIONS. As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company income -- dividends, interest and net short-term capital gains in excess of net long-term capital losses -- for the taxable year is distributed. The Fund intends to distribute substantially all of its investment company income and net capital gains to shareholders for federal income tax purposes although such distributions will be automatically reinvested in additional shares of the Fund unless the shareholder has requested otherwise.



    Amounts not timely distributed by the Fund are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during a calendar year at least 98% of its ordinary income, 98% of its capital gains in excess of capital losses for the one year period ended October 31 of such year, and all ordinary income and capital gains for previous years that were not distributed in earlier years. The Fund will satisfy the annual distribution requirement if it distributes the required amount on or before December 31 of such year or if the distribution is declared in October, November or December of such year with a record date within such period and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.



    Options, futures contracts and short sales entered into by the Fund will be subject to special tax rules. These rules may accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of Fund distributions.



    Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or reinvested. Dividends paid to a corporate shareholder may qualify for the dividends-received deduction, to the extent such dividends are attributable to dividends received from a U.S. corporation. It is expected that dividends from U.S. corporations will constitute most of the Fund's gross income and that a substantial portion of the dividends paid by the Fund will qualify for the dividends-received deduction for corporate shareholders of the Fund. Upon request, the Fund will advise Fund shareholders of the amount of dividends which qualify for the dividends-received deduction.



    Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated as capital gain dividends may be taxable to individuals and certain other shareholders at the maximum federal 20% or 28% capital gains rates (depending upon the Fund's holding period for the assets giving rise to the capital gains), regardless of how long the shareholder has held the Fund's shares. The maximum 20% capital gains rate generally applies to gains from the sale of assets held for more than 18 months; the maximum 28% capital gains rate generally applies to gains from the sale of assets held for more than one year but not more than 18 months. Capital gain from the sale of assets held for one year or less will generally be taxed as ordinary income.



    Investors purchasing Fund shares prior to a distribution should be aware of the tax consequences of purchasing such Fund shares. The purchase price paid for such shares may reflect the amount of the forthcoming distribution. Although distributions from the Fund shortly after the purchase of Fund shares may be viewed in substance as a return of capital, nevertheless, such a distribution will be attributed to the dividend or capital gain income of the Fund and, therefore, be taxable to the shareholder.



    REDEMPTION, SALE OR EXCHANGE OF FUND SHARES. Upon a redemption or sale of shares of the Fund, a shareholder may realize a gain or loss for federal income tax purposes depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Capital gains may be taxable to individuals and certain other shareholders at the maximum federal 20% or 28% capital gains rate (depending upon the shareholder's holding period for the shares). Any loss realized on a redemption or sale of Fund shares will be disallowed to the extent the Fund shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the Fund shares are disposed of. In such a case, the basis of the Fund shares acquired will be adjusted to reflect the disallowed loss. If a shareholder held Fund shares for six months or less and during that period received a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such Fund shares during such six-month period would be a long-term loss to the extent of such distribution.



    An exchange of shares in the Fund for shares of another Value Line fund will be treated as a taxable sale of the exchanged Fund shares. Accordingly, a shareholder may recognize a gain or loss for federal income tax purposes depending upon his or her basis in the Fund shares exchanged. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Capital gains may be taxable to individuals and certain other shareholders at the maximum federal 20% or 28% capital gains rate (depending upon the shareholder's holding period for the shares). The shareholder will have a tax basis in the newly-acquired Fund shares equal to the amount invested and will begin a new holding period for federal income tax purposes.



    If a shareholder exchanges shares in the Fund for shares in another Value Line fund pursuant to a reinvestment right, the sales charge incurred in the purchase of the Fund shares exchanged may not be added to tax basis in determining gain or loss for federal income tax purposes. Instead, the sales charge for the exchanged Fund shares shall be added to basis for purposes of determining gain or loss on the disposition of the newly-acquired Fund shares, if such newly-acquired Fund shares are not disposed of in a similar exchange transaction.



    REPORTING AND BACKUP WITHHOLDING. The Fund will be required to report to the Internal Revenue Service ("IRS") all distributions and gross proceeds from the redemption of the Fund's shares, except in the case of certain exempt shareholders. The Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make certain certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax. If the backup withholding provisions are applicable to a shareholder, distributions and gross proceeds payable to such shareholder will be reduced by the amounts required to be withheld, regardless of whether such distributions are paid or reinvested.


                                PERFORMANCE DATA

    From time to time, the Fund may state its total return in advertisements and investor communications. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return or other performance data on the Fund will be accompanied by information on the Fund's average annual total return over the most recent four calendar quarters and the period from the Fund's inception of operations. The Fund may also advertise aggregate annual total return information over different periods of time.

    The  Fund's  average annual  total return  is determined  by reference  to a
hypothetical  $1,000   investment  that   includes  capital   appreciation   and
depreciation for the stated period, according to the following formula:


                                  P(1+T)n= ERV


Where:     P          =          a hypothetical initial purchase order of $1,000
           T          =          average annual total return
           n          =          number of years
           ERV        =          ending redeemable value of the hypothetical $1,000 purchase at the end of the period

                             ADDITIONAL INFORMATION

EXPERTS

    The financial statements of the Fund and the financial highlights included in the Fund's Annual Report to Shareholders and incorporated by reference in this Statement of Additional Information have been so incorporated by reference in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing.

CUSTODIAN

    The Fund employs State Street Bank and Trust Company, Boston, MA as custodian for the Fund. The custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. The custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell.

                              FINANCIAL STATEMENTS


    The Fund's financial statements for the year ended December 31, 1997, including the financial highlights for each of the five fiscal years in the period ended December 31, 1997, appearing in the 1997 Annual Report to Shareholders and the report thereon of Price Waterhouse LLP, independent accountants, appearing therein, are incorporated by reference in this Statement of Additional Information.



    The Fund's 1997 Annual Report to Shareholders is enclosed with this Statement of Additional Information.

                        THE VALUE LINE INCOME FUND, INC.
                                     PART C
                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS


    a.  Financial Statements
       Included in Part A of this Registration Statement:
         Financial Highlights for each of the ten years in the period ended December 31, 1997



        Incorporated by reference in Part B of this Registration Statement:*
         Schedule of Investments at December 31, 1997
        Statement of Assets and Liabilities at December 31, 1997
        Statement of Operations for the year ended December 31, 1997 Statement of Changes in Net Assets for the years ended
          December 31, 1997 and 1996
        Notes to Financial Statements
        Financial Highlights for each of the five years in the period ended December 31, 1997
        Report of Independent Accountants


        Statements, schedules and historical information other than those listed above have been omitted since they are either not applicable or are not required.
---------

        * Incorporated by reference from the Annual Report to Shareholders for the year ended December 31, 1997.


    b.  Exhibits
       16.  Calculation of Performance Data--Exhibit 1

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

          None

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES


    As of December 31, 1997, there were 8,718 record holders of the Registrant's Capital Stock ($1.00 par value).


ITEM 27.  INDEMNIFICATION.

    Incorporated by reference from Post-Effective Amendment No. 72 (filed with the Commission March 3, 1988).

ITEM 28.  BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER

    Value Line, Inc., Registrant's investment adviser, acts as investment adviser for a number of individuals, trusts, corporations and institutions, in addition to the registered investment companies in the Value Line Family of Funds listed in Item 29.


                                        POSITION WITH
            NAME                         THE ADVISER                              OTHER EMPLOYMENT
----------------------------  ----------------------------------  ------------------------------------------------
Jean Bernhard Buttner         Chairman of the Board, President    Chairman of the Board and Chief Executive
                              and Chief Executive Officer         Officer of Arnold Bernhard & Co., Inc., 220 East
                                                                  42nd Street, New York, NY 10017; Chairman of
                                                                  each of the Value Line Funds and the Distributor

Samuel Eisenstadt             Senior Vice President and Director  --------------------------------------

David T. Henigson             Vice President, Treasurer and       Vice President and a Director of Arnold Bernhard
                              Director                            & Co., Inc. and the Distributor

Howard A. Brecher             Vice President, Secretary and       Vice President, Secretary, Treasurer and a
                              Director                            Director of Arnold Bernhard & Co., Inc.

Harold Bernard, Jr.           Director                            Retired Administrative Law Judge

William S. Kanaga             Director                            Retired Chairman of Arthur Young (now Ernst &
                                                                  Young)

W. Scott Thomas               Director                            Partner, Brobeck, Phleger & Harrison, attorneys,
                                                                  One Market Plaza, San Francisco, CA 94105

ITEM 29.  PRINCIPAL UNDERWRITERS.


    (a) Value Line Securities, Inc., acts as principal underwriter for the following Value Line funds: The Value Line Fund, Inc.; The Value Line Income Fund, Inc.; The Value Line Special Situations Fund, Inc.; Value Line Leveraged Growth Investors, Inc.; The Value Line Cash Fund, Inc.; Value Line U.S. Government Securities Fund, Inc.; Value Line Centurion Fund, Inc.; The Value Line Tax Exempt Fund, Inc.; Value Line Convertible Fund, Inc.; Value Line Aggressive Income Trust; Value Line New York Tax Exempt Trust; Value Line Strategic Asset Management Trust; Value Line Small-Cap Growth Fund, Inc.; Value Line Asset Allocation Fund, Inc.; Value Line U.S. Multinational Company Fund, Inc.


    (b)

                                    (2)
                               POSITION AND               (3)
           (1)                    OFFICES            POSITION AND
    NAME AND PRINCIPAL        WITH VALUE LINE        OFFICES WITH
     BUSINESS ADDRESS        SECURITIES, INC.         REGISTRANT
--------------------------  -------------------  ---------------------
Jean Bernhard Buttner       Chairman of the      Chairman of the Board
                            Board                and President

David T. Henigson           Vice President,      Vice President
                            Secretary,
                            Treasurer and
                            Director

Stephen LaRosa              Asst. Vice           Asst. Treasurer
                            President

        The business address of each of the officers and directors is 220 East 42nd Street, New York, NY 10017-5891.

    (c) Not applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

    Value Line, Inc., 220 East 42nd Street, New York, NY 10017 for records pursuant to Rule 31a-1(b)(4),(5),(6),(7),(10),(11), Rule 31a-(i). State Street
Bank and Trust Company, c/o NFDS, P.O. Box 419729, Kansas City, MO 64141 for records pursuant to Rule 31a-1(b)(2)(iv), State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 for all other records.

ITEM 31.  MANAGEMENT SERVICES.

    None.

ITEM 32.  UNDERTAKINGS.

    Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus and the Statement of Additional Information, constituting parts of this Post-Effective Amendment No. 82 to the registration statement on Form N-1A (the "Registration Statement"), of our report dated February 20, 1998, relating to the financial statements and financial highlights appearing in the December 31, 1997 Annual Report to Shareholders of The Value Line Income Fund, Inc., which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Financial Highlights" in the Prospectus and under the headings "Additional Information" and "Financial Statements" in the Statement of Additional Information.


Price Waterhouse LLP

1177 Avenue of the Americas
New York, New York
April 21, 1998

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 21st day of April, 1998.


                                          THE VALUE LINE INCOME FUND, INC.

                                          By:         DAVID T. HENIGSON
                                             ...................................

                                             DAVID T. HENIGSON, VICE PRESIDENT

    Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.


                             SIGNATURES                                     TITLE                         DATE
           -----------------------------------------------  --------------------------------------  ----------------
                          *JEAN B. BUTTNER                  Director; President; Principal            April 21, 1998
                          (JEAN B. BUTTNER)                   Executive Officer

                          *JOHN W. CHANDLER                 Director                                  April 21, 1998
                         (JOHN W. CHANDLER)

                            *LEO R. FUTIA                   Director                                  April 21, 1998
                           (LEO R. FUTIA)

                          *DAVID H. PORTER                  Director                                  April 21, 1998
                          (DAVID H. PORTER)

                         *PAUL CRAIG ROBERTS                Director                                  April 21, 1998
                        (PAUL CRAIG ROBERTS)

                         *NANCY-BETH SHEERR                 Director                                  April 21, 1998
                         (NANCY-BETH SHEERR)

                          DAVID T. HENIGSON                 Treasurer; Principal Financial and        April 21, 1998
           ...............................................    Accounting Officer
                         (DAVID T. HENIGSON)


* By         DAVID T. HENIGSON
    ..................................

           (DAVID T. HENIGSON,
            ATTORNEY-IN-FACT)